JARDINE FLEMING
INDIA FUND, INC.

Contents
--------------------------------------------------------------------------------

                                                                           Page

Objective                                                                    1
--------------------------------------------------------------------------------
Management                                                                   1
--------------------------------------------------------------------------------
Market Information                                                           1
--------------------------------------------------------------------------------
Highlights                                                                   2
--------------------------------------------------------------------------------
Investment Review                                                            3
--------------------------------------------------------------------------------
Major Holdings                                                               6
--------------------------------------------------------------------------------
Investment Portfolio                                                         8
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                         13
--------------------------------------------------------------------------------
Statement of Operations                                                     14
--------------------------------------------------------------------------------
Statement of Changes in Net Assets                                          15
--------------------------------------------------------------------------------
Financial Highlights                                                        16
--------------------------------------------------------------------------------
Notes to Financial Statements                                               17
--------------------------------------------------------------------------------
Report of Independent Accountants                                           21
--------------------------------------------------------------------------------
Other Information                                                           22
--------------------------------------------------------------------------------
Dividend Reinvestment Plan                                                  23
--------------------------------------------------------------------------------

JARDINE FLEMING
INDIA FUND, INC.

Objective
--------------------------------------------------------------------------------
Jardine Fleming India Fund, Inc. (the "Fund") seeks to achieve long-term capital appreciation through investments primarily in equity securities of Indian companies. The Fund may also invest up to 10% of its assets in equity securities of companies in Pakistan, Sri Lanka and Bangladesh.

The Fund provides investors with an opportunity to participate in the emerging economies of India and its neighbors. The Indian government introduced a structural reform program in 1991 which led to the adoption of more liberal and free market economic policies. Liberalization of investment restrictions has enabled foreign institutional investors such as the Fund to have access to the increasing investment opportunities created by India's reforms.


Management
--------------------------------------------------------------------------------
Jardine Fleming International Management Inc. ("JFIM") is the investment management company appointed to advise and manage the Fund's portfolio. JFIM is part of the Jardine Fleming group. The group has a team of investment managers in the Asia Pacific region managing funds of approximately US$20.8 billion at November 30, 1998 for both institutional and private clients. Mr. Edward
Pulling is the portfolio manager of the Fund. Mr. Pulling has worked in the Asia Pacific region for ten years as of July 1999.


Market Information
--------------------------------------------------------------------------------
JARDINE FLEMING INDIA FUND, INC. IS LISTED ON THE NEW YORK STOCK EXCHANGE (SYMBOL "JFI") AND THE MARKET PRICE IN US DOLLARS IS PUBLISHED IN:
--------------------------------------------------------------------------------
o The Wall Street Journal (daily)
o The Asian Wall Street Journal (daily)
o Reuters (page JFIC)
o The New York Times (daily)
o Barron's (each Saturday)


THE NET ASSET VALUE PER SHARE IS CALCULATED WEEKLY AND PUBLISHED IN US DOLLARS
IN:
--------------------------------------------------------------------------------
o The Wall Street Journal (under "Closed-End Funds" each Monday)
o The Asian Wall Street Journal (under "Publicly Traded Funds" each Monday)
o Reuters (page JFIC)
o South China Morning Post in Hong Kong (first Thursday of every month)
o The New York Times (each Sunday)
o Barron's (each Saturday)

Additional information (including updated Net Asset Value and Market Price) may be obtained through the Fund's dedicated toll-free number, 800-757-0590.

To receive a copy of the Fund's most recent financial report or Dividend Reinvestment Plan brochure, please call toll-free 800-426-5523.

                                   --- 1 ---

JARDINE FLEMING
INDIA FUND, INC.

Highlights
--------------------------------------------------------------------------------------
                                                       AT                   AT
                                               NOVEMBER 30, 1998     NOVEMBER 30, 1997
                                                      US $                 US $
--------------------------------------------------------------------------------------
Net Assets                                       73,826,868           91,430,063

Net Asset Value                                        6.53                 8.09

MARKET DATA

Market Price on New York Stock Exchange              5.0625                6.625

Discount to Net Asset Value                           -22.5%               -18.1%

TOTAL RETURN

Net Asset Value                                       -19.3%(1)             18.6%(2)

Market Price                                          -23.6%(1)              3.9%(2)

Bombay Stock Exchange ("BSE")
   National 100 Index                                 -26.4%(1)             11.2%(2)

         NET ASSET VALUE AND MARKET PRICE VS. BSE NATIONAL 100 INDEX(3)

         [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]



                                 [LINE CHART]



(1)   For the year ended November 30, 1998
(2)   For the year ended November 30, 1997
(3) Based on initial net asset value and market price of $13.85 and $15.00, respectively.

                                   --- 2 ---

JARDINE FLEMING
INDIA FUND, INC.

Investment Review
--------------------------------------------------------------------------------

Dear Fellow Shareholders,

In previous reviews I have referred to the varied events in the Indian market that have been responsible for a high level of price volatility and, once again, I need to refer to such events with respect to the performance of your Fund this past year. Such events would include, in the first half of the financial year, the fall of the United Front government, the general elections, the nuclear detonations and the continuing impact of East Asia's financial crisis across the balance of Asia. Each of these events has affected market sentiment as reflected in both stock prices and the value of the Rupee, India's currency. In the second half of the financial year, ending November 30, such events have included an uninspiring budget, better than expected economic results from a narrow sector of the market as well as encouraging election results, at the State level, for the Congress-I party, now led by Mrs. Sonia Gandhi.

The net result of these events over the Fund's full financial year was disappointing, more so when compared with the gains achieved in the major western markets over the same period. The Bombay Stock Exchange Index (the BSE-100) declined 26.4%, while the Rupee lost 9% of its value versus the US dollar, resulting in a 35.4% contraction in the total return over the fiscal 12 months when measured in US dollars. Over the same period, the net asset value per share was reduced by 19.3%.

Although India escaped the currency meltdowns of its Asian neighbors, it has experienced an economic slowdown. While the government continues to forecast 6% gross domestic product ("GDP") growth for the year to March 1999, the private sector consensus points to a figure closer to 5%. The primary cause for this slowdown is a reduction in export growth, which has declined from over 20% growth two years ago to a likely absolute fall this year. Since exports are about 11% of GDP, the fall in their growth by itself is sufficient to explain the decline in the overall growth rate of some 2%. Such a slowdown in exports has been due almost entirely to the slower growth of world trade caused by the collapse of the East Asian economies. As a further example of the magnitude of the slowdown, industrial growth this fiscal year is forecast at 4% compared to more than 13% achieved in 1995. Further, foreign exchange reserves which were buoyant owing to foreign investment inflows until 1997, and were shored up by the issue of Resurgent India Bonds to Indians abroad after the nuclear explosions in May 1998, are now likely to come under pressure as foreign investment declines. The vehicles industry--commercial vehicles, cars and motorcycles--continues to suffer, and the commodity sectors--steel, other metals and chemicals--have also performed poorly. The best performance has been put up by the software industry , whose exports continue to boom as Year 2000 approaches, and the consumer goods sector.

                                   --- 3 ---

JARDINE FLEMING
INDIA FUND, INC.

Investment Review (continued)
--------------------------------------------------------------------------------

One of the most evident benefits emerging from this tougher economic climate are the corporate restructurings presently taking place. In the same way as corporate America restructured in the Reagan years and Britain did in the time of Mrs. Thatcher, so captains of Indian industry are forging tighter and sharper companies to face a more challenging future. Senior managements are focusing on core businesses, uneconomic or peripheral activities are being sold, production capacity is being re-sited to more favorable, lower-cost locations, and work forces are being rationalized. While not an immediate solution, such actions have achieved most favorable results in the western world in the recent past, and should contribute to a similar strengthening of Indian industry.

Politically, the low point of India's year was the nuclear detonations in May. While the government adopted the policies inherited from its predecessor, the approaching closure of the Comprehensive Test Ban Treaty combined with the need to capitalize on India's investment in nuclear weapons over many years, perhaps further forced its hand. As a result of these actions, India was condemned by virtually the entire world. A further less direct result has been that, for the first time since the opening of the market to foreign investors, India has faced a year of net portfolio divestment.

The general elections of last May gave the Bharatiya Janata Party ("BJP") more seats than the Congress-I party, although the BJP's share of votes was lower; the BJP formed a coalition government together with a number of regional parties. However, recent elections in four states indicated a strong swing to the Congress-I party, which wrested power from the BJP in Delhi and Rajasthan and retained power in Madhya Pradesh. This swing will be retested at the end of 1999 when more state elections are due; if the Congress-I continues to do well, its return to majority rule in 2003, or sooner, would become likely. Following its recent defeats, the BJP appears to be reconsidering its nationalist agenda and is returning to long-shelved reforms, such as amendments to the patent laws and the opening of the insurance industry to the private sector. On the other hand, the Congress-I party appears to be recovering from the loss of confidence caused by defeats in the general elections of 1996 and 1998. While it might be premature for an immediate change of government, the foundations are now in place for Congress-I to offer an effective alternative to the Hindu nationalists in the medium-term.

Providing a forecast in the current conditions is more difficult: but while foreign investors almost unanimously adopt a bearish stance, there are some grounds for a contrarian view. There are bright spots: the investments of your Fund are in outstanding entities by almost any measure, and particularly when compared in

                                   --- 4 ---

JARDINE FLEMING
INDIA FUND, INC.

Investment Review (concluded)
--------------------------------------------------------------------------------

terms of return-on-equity and growth-to-price-earnings-multiples. Equally, managements' ability to contend with the adversities, and to increase shareholder value, is laudable. Your Fund's overweight positions in the pharmaceutical, high technology, and consumer goods sectors, all of which have recently demonstrated better than expected results, have resulted in the Fund's outperformance of its benchmark.

Going forward, we are certain that your investment manager will continue to identify sound investment opportunities through diligent company visits. While investment in India carries a high currency and political risk, we hope to offset this by our choice of quality companies.

A further area of positive development has been in the stock market where improved trading and settlement mechanisms have not only increased liquidity and streamlined the settlement process, but also have increased the overall level of transparency. The settlement problems of the mid-1990's are now a thing of the past. This progress has resulted in global asset allocators taking greater notice of India as is evidenced by the larger number of foreign investors registering with the Indian authorities.

The investment strategy of the Fund for 1999 is to invest only in the best companies in India. Equally, on your behalf, we will seek out new investments and re-evaluate existing companies that are embracing restructuring. Finally, we will scrutinize trends in commodities, as a recovery in prices will surely be accompanied, even preceded, by a recovery in share prices within the cyclical sector. Your Fund manager anticipates that the Indian economy should exhibit signs of a recovery during this year.

We thank all our shareholders for their continued interest in the Fund.


Respectfully Submitted


/s/ Julian M.I. Reid


Julian M.I. Reid
President
January 18, 1999

                                   --- 5 ---

JARDINE FLEMING
INDIA FUND, INC.

Major Holdings
--------------------------------------------------------------------------------------------------------
AT NOVEMBER 30, 1998
                                                                                                 % of
Company                                                                                       Net Assets
--------------------------------------------------------------------------------------------------------
HINDUSTAN LEVER LTD. ("HL")                                                                       10.2

Majority owned by Unilever, HL is the largest listed company in India and possesses an unparalleled distribution system. HL's return on equity of 40% is evidence of the company's outstanding management. With India's consumption on a long-term upward trend, HL should achieve above average growth for years to come.

ITC LTD.                                                                                           7.4

A subsidiary of B.A.T., ITC is India's largest manufacturer and distributor of cigarettes.
After years of low return diversification, management is focusing on its core business, thereby is increasing ITC's already strong cash flows.

SATYAM COMPUTERS LTD. ("SC")                                                                       6.7

SC is a totally integrated IT solutions provider, selling its services to clients all over the world. By utilizing India's large pool of inexpensive yet talented computer engineers, the company is able to provide cost effective solutions to major IT problems such as Euro- conversion and Y2K reprogramming. Annualized sales growth rates for SC exceed 50%.

VIDESH SANCHAR NIGAM LTD. ("VSN")                                                                  5.0

VSN is the monopoly provider of international telecommunications. Majority owned by the government, VSN is expected to produce 15% growth in volume per annum.

MAHANAGAR TELEPHONE NIGAM LTD. ("MTN")                                                             4.7

MTN was established by the Department of Telecommunications in 1986 to provide telephone services in Mumbai and Delhi, which account for 26% of national capacity.
MTN's strategy is to upgrade both the quality and range of its services.

                                   --- 6 ---

JARDINE FLEMING
INDIA FUND, INC.

Major Holdings (concluded)
-------------------------------------------------------------------------------------------------------
AT NOVEMBER 30, 1998
                                                                                                % of
Company                                                                                      Net Assets
-------------------------------------------------------------------------------------------------------
TVS SUZUKI LTD. ("TVS")                                                                          4.6

TVS is a southern based manufacturer of motorcycles and scooters. Since near bankruptcy in the early 1990's, it has evolved into India's second largest two wheeler manufacturer with an outstanding distribution system and management renowned for marketing savvy.

BAJAJ AUTO LTD.                                                                                  3.8

Bajaj is a dominant player in the two/three-wheeler automobile industry in India with a
49% share of the market. Its product range includes scooters, motorcycles, mopeds and three-wheelers.

GLAXO INDIA LTD.                                                                                 3.7

A 51% subsidiary of Glaxo Wellcome UK, Glaxo India is the leader in the domestic pharmaceutical market. Growth has been boosted by acquisitions and increasing exports.
The presence of greater patent protection in India bodes well for Glaxo's future product line.

HINDUSTAN PETROLEUM CORPORATION LTD. ("HPC")                                                     3.3

HPC is an integrated oil company, operating refining as well as marketing facilities.
Though it has joint ventures with various international oil companies, HPC remains majority owned by the Indian Government. Future earnings will be boosted by sector deregulation.

INFOSYS TECHNOLOGIES LTD.                                                                        3.3

Infosys is considered to be India's premier integrated IT solutions provider. Management is renowned for its emphasis on customer relations, transparency, and generating shareholder returns. Future growth rates of 50% are expected due to global demand for cost effective software solutions.

                                   --- 7 ---

JARDINE FLEMING
INDIA FUND, INC.

Investment Portfolio
--------------------------------------------------------------------------------

AT NOVEMBER 30, 1998
--------------------------------------------------------------------------------
                                                                      % of
                                                           Value      Net
Description                                   Shares        US $     Assets
--------------------------------------------------------------------------------
EQUITIES (96.0%)
--------------------------------------------------------------------------------
INDIA (96.0%)
--------------------------------------------------------------------------------
AUTOS & TRANSPORT EQUIPMENT (11.1%)
 Bajaj Auto Ltd.                              220,050    2,804,888   3.8
 Hero Honda Ltd.                                  200        2,563   0.0
 Pal Peugeot Ltd.*                                300            9   0.0
 Punjab Tractors Ltd.                         103,000    1,999,888   2.7
 Tata Engineering and Locomotive Co. Ltd.*        153          430   0.0
 TVS Suzuki Ltd.                              270,000    3,400,364   4.6
--------------------------------------------------------------------------------
                                                         8,208,142  11.1

BANKING & FINANCIAL SERVICES (6.3%)
 Bank of Baroda Ltd.                           18,400       21,779   0.0
 Bank of India Ltd.                               100           50   0.0
 Corporation Bank Ltd.                         44,800       86,643   0.1
 Federal Bank Ltd.                              1,050          974   0.0
 HDFC Bank Ltd.                               575,700      693,598   1.0
 Housing Development Finance Corp.             31,985    1,637,748   2.2
 ICICI Banking Corporation Ltd.               884,900      505,004   0.7
 State Bank of India Ltd.                     270,600      956,442   1.3
 Vysya Bank Ltd.                              225,000      731,858   1.0
--------------------------------------------------------------------------------
                                                         4,634,096   6.3

BUILDING MATERIALS/CEMENT (0.8%)
 Associated Cement Companies Ltd.                 360        7,468   0.0
 Gujarat Ambuja Cement Ltd.                    15,200       78,392   0.1
 Madras Cements Ltd.                            5,000      469,704   0.7
--------------------------------------------------------------------------------
                                                           555,564   0.8

CHEMICALS (2.5%)
 BOC Ltd.                                         200          146   0.0
 Hi-Tech Drilling Services Ltd.               450,050      656,367   0.9
 ICI (India) Ltd.                             143,500      680,766   0.9
 Reliance Petroleum Ltd.*                   1,309,900      526,052   0.7
--------------------------------------------------------------------------------
                                                         1,863,331   2.5


                                   --- 8 ---

JARDINE FLEMING
INDIA FUND, INC.

Investment Portfolio (continued)
--------------------------------------------------------------------------------


AT NOVEMBER 30, 1998
--------------------------------------------------------------------------------
                                                                % of
                                                     Value      Net
Description                              Shares      US $      Assets
--------------------------------------------------------------------------------
COMPUTERS (18.0%)
 Aptech Ltd.                            155,760    1,365,369   1.8
 DSQ Software Ltd.                      120,000      641,992   0.9
 Infosys Technologies Ltd.               44,000    2,412,870   3.3
 NIIT Ltd.                               63,500    2,046,078   2.8
 Satyam Computers Ltd.                  403,024    4,971,544   6.7
 Software Solutions Ltd.                 65,000      862,494   1.1
 Tata Elxsi (India) Ltd.*               231,400      279,060   0.4
 Tata Infotech                           23,000      740,424   1.0
--------------------------------------------------------------------------------
                                                  13,319,831  18.0

CONSUMER PRODUCTS (12.7%)
 Hindustan Lever Ltd.                   200,694    7,513,063  10.2
 Ponds (India) Ltd.                      67,000    1,835,498   2.5
--------------------------------------------------------------------------------
                                                   9,348,561  12.7

COSMETICS (0.7%)
 Indian Shaving Products Ltd.            28,000      512,917   0.7

ELECTRONICS & COMPONENTS (3.5%)
 Bharat Heavy Electricals Ltd.          310,000    1,705,073   2.3
 IFB Industries Ltd.*                       150           21   0.0
 Otis Elevator Co. (India) Ltd.         100,000      657,586   0.9
 Unitech Ltd.                           245,000      247,417   0.3
--------------------------------------------------------------------------------
                                                   2,610,097   3.5

ENERGY (3.8%)
 BSES Ltd.                                3,246       11,069   0.0
 Calcutta Electric Supply Company Ltd.      100           61   0.0
 Gujarat Gas Ltd.                           200          897   0.0
 Hindustan Oil Exportation Ltd.*        700,000      381,400   0.5
 Hindustan Petroleum Corporation Ltd.   425,000    2,428,429   3.3
--------------------------------------------------------------------------------
                                                   2,821,856   3.8

                                   --- 9 ---

JARDINE FLEMING
INDIA FUND, INC.

Investment Portfolio (continued)
--------------------------------------------------------------------------------

AT NOVEMBER 30, 1998
--------------------------------------------------------------------------------
                                                           % of
                                                Value      Net
Description                        Shares       US $      Assets
--------------------------------------------------------------------------------
FOOD & BEVERAGE (0.4%)
 Britannia Ltd.                    18,100      328,376    0.4
 Cadbury India Ltd.                   186        1,683    0.0
--------------------------------------------------------------------------------
                                               330,059    0.4

HOTELS & TOURISM (2.3%)
 Indian Hotels Co. Ltd.            50,000      488,199    0.7
 Indian Hotels Co. Ltd. GDR       125,000    1,179,688    1.6
--------------------------------------------------------------------------------
                                             1,667,887    2.3

MACHINERY (0.7%)
 Carrier Aircon Ltd.              110,000      539,408    0.7

MECHANICAL ENGINEERING (0.4%)
 Cummins India Ltd.                40,000      256,834    0.4

MEDIA (0.7%)
 New Delhi Television Ltd.* (a)   324,335      533,195    0.7

MISCELLANEOUS INDUSTRIALS (0.9%)
 Larsen & Toubro Ltd.                 190          651    0.0
 Namaste Exports Ltd.*                100            6    0.0
 Sundaram Fasteners Ltd.           85,000      638,798    0.9
--------------------------------------------------------------------------------
                                               639,455    0.9

PAINTS & RELATED PRODUCTS (0.7%)
 Asian Paints India Ltd.           75,000      524,894    0.7

PHARMACEUTICALS (10.7%)
 CIPLA Ltd.                        66,700    1,281,758    1.8
 Dr. Reddy's Laboratories Ltd.     90,300      877,976    1.2
 Glaxo India Ltd.                 210,050    2,739,086    3.7
 Hoechst Marion Roussel Ltd.       63,950      608,261    0.8
 IPCA Laboratories Ltd.           290,000      802,983    1.1
 Knoll Pharmaceuticals Ltd.        78,400      828,098    1.1
 Pfizer Ltd.                       42,600      761,357    1.0
--------------------------------------------------------------------------------
                                             7,899,519   10.7


                                   --- 10 ---

JARDINE FLEMING
INDIA FUND, INC.

Investment Portfolio (continued)
--------------------------------------------------------------------------------

AT NOVEMBER 30, 1998
--------------------------------------------------------------------------------
                                                                 % of
                                                   Value         Net
Description                       Shares           US $         Assets
--------------------------------------------------------------------------------
STEEL (0.0%)
 Essar Gujarat Ltd.*                 150               50        0.0
 Saw Pipes Ltd.                      100               74        0.0
 Tata Iron & Steel Co. Ltd.        2,280            4,594        0.0
--------------------------------------------------------------------------------
                                                    4,718        0.0

TELECOMMUNICATIONS (9.7%)
 Mahanagar Telephone Nigam Ltd.  841,500        3,482,205        4.7
 Sterlite Industries India Ltd.      310              925        0.0
 Videsh Sanchar Nigam Ltd.       220,000        3,668,389        5.0
--------------------------------------------------------------------------------
                                                7,151,519        9.7

TEXTILES (2.4%)
 Orkay Industries Ltd.*(a)           952                0        0.0
 Raymond Ltd.                     69,935          126,139        0.2
 Reliance Industries Ltd.        623,480        1,642,895        2.2
--------------------------------------------------------------------------------
                                                1,769,034        2.4

TOBACCO (7.4%)
 ITC Ltd.                        339,951        5,450,952        7.4

TRADING/COMMERCE (0.0%)
 Altos India Ltd.*                   100               14        0.0
 --------------------------------------------------------------------------------

                                   --- 11 ---

JARDINE FLEMING
INDIA FUND, INC.

Investment Portfolio (concluded)
--------------------------------------------------------------------------------

AT NOVEMBER 30, 1998
--------------------------------------------------------------------------------
                                             Shares/                     % of
                                            Principal       Value        Net
Description                                   Amount         US $       Assets
--------------------------------------------------------------------------------
TRANSPORT, UTILITIES, SERVICES (0.3%)
 Modi Luft Ltd.*                            3,134,400       220,836        0.3

TOTAL INDIAN EQUITIES (96.0%)
(cost $80,342,446)                                       70,862,719       96.0

--------------------------------------------------------------------------------
PAKISTAN (0.0%)
--------------------------------------------------------------------------------
ENERGY (0.0%)
 Hub Power Ltd.* (cost $1,361)                  1,900           552        0.0

TOTAL EQUITIES
(cost $80,343,807)                                       70,863,271       96.0
================================================================================
TIME DEPOSIT (3.5%)
--------------------------------------------------------------------------------
 Citibank Guam
   4.775% 12/01/98 (cost $2,600,000)       $2,600,000     2,600,000        3.5

--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.5%)
(cost $82,943,807) (b)                                   73,463,271       99.5
================================================================================
OTHER ASSETS LESS LIABILITIES (0.5%)                        363,597        0.5

NET ASSETS (100.0%)                                      73,826,868      100.0
================================================================================

GDR--Global Depositary Receipt

*    Non-income producing security

(a)  Fair valued security, aggregating $533,195 or 0.7% of net assets

(b) Aggregate cost for federal income tax purposes is $83,271,809. The aggregate unrealized appreciation (depreciation) for all securities is as follows:

                                              US $
-----------------------------------------------------
Excess of market value over tax cost       8,792,519
Excess of tax cost over market value     (18,601,057)
-----------------------------------------------------
Net unrealized depreciation               (9,808,538)
=====================================================

                See accompanying notes to financial statements

                                   --- 12 ---

JARDINE FLEMING
INDIA FUND, INC.

Statement of Assets and Liabilities
----------------------------------------------------------------------------------------
AT NOVEMBER 30, 1998
----------------------------------------------------------------------------------------
                                                                                 US $
----------------------------------------------------------------------------------------
ASSETS
----------------------------------------------------------------------------------------
Investments at value (cost $82,943,807)                                       73,463,271
Cash (including Indian rupees with a cost of $35,225 and value of $35,207)       552,158
Receivable for investments sold                                                  516,270
Dividends and interest receivable                                                185,673
Deferred organizational costs and other assets                                    24,284
----------------------------------------------------------------------------------------
TOTAL ASSETS                                                                  74,741,656

LIABILITIES
----------------------------------------------------------------------------------------
Payable for investments purchased                                                506,120
Payable to Investment Adviser                                                     85,062
Payable to Administrators                                                         22,840
Accrued expenses                                                                 300,766
----------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                914,788

----------------------------------------------------------------------------------------
NET ASSETS                                                                    73,826,868
========================================================================================
Net assets consist of:
Common stock, $0.001 par value (100,000,000 shares authorized;
 11,307,169 shares issued and outstanding)                                        11,307
Additional paid-in capital                                                   149,756,173
Accumulated net investment loss                                                 (172,516)
Accumulated net realized loss                                                (66,249,632)
Net unrealized depreciation of investments and other assets
 and liabilities denominated in Indian rupees                                 (9,518,464)
----------------------------------------------------------------------------------------
NET ASSETS                                                                    73,826,868
========================================================================================
NET ASSET VALUE PER SHARE ($73,826,868  (divided by)  11,307,169)                   6.53
========================================================================================

                 See accompanying notes to financial statements

                                   --- 13 ---

JARDINE FLEMING
INDIA FUND, INC.

Statement of Operations

---------------------------------------------------------------------------------
FOR THE YEAR ENDED NOVEMBER 30, 1998
---------------------------------------------------------------------------------
                                                                        US $
---------------------------------------------------------------------------------
INVESTMENT INCOME
---------------------------------------------------------------------------------
Dividends (Net of foreign withholding taxes of $15,755) See Note 6      1,133,372
Interest                                                                  134,865
---------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                 1,268,237

EXPENSES
---------------------------------------------------------------------------------
Investment advisory fees                                                1,148,674
Custodian and accounting fees                                             530,436
Administration fees and expenses                                          226,630
Legal fees                                                                140,522
Directors fees and expenses                                                94,055
Audit and tax services fees                                                77,334
Interest expense                                                           35,071
Reports to shareholders                                                    34,496
New York Stock Exchange listing fee                                        24,260
Insurance expense                                                          23,732
Amortization of organizational costs                                       21,276
Transfer agent fees                                                        15,329
Miscellaneous expenses                                                     19,076
---------------------------------------------------------------------------------
TOTAL EXPENSES                                                          2,390,891

---------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                    (1,122,654)
=================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS
---------------------------------------------------------------------------------
NET REALIZED LOSS ON:
 Investments                                                          (10,538,210)
 Foreign currency transactions                                           (120,783)
NET CHANGE IN UNREALIZED DEPRECIATION OF:
 Investments                                                           (5,924,342)
 Other assets and liabilities denominated in foreign currency             102,794
---------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS                                   (16,480,541)
=================================================================================
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                  (17,603,195)
=================================================================================

                 See accompanying notes to financial statements

                                   --- 14 ---

JARDINE FLEMING
INDIA FUND, INC.

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------
                                                        FOR THE YEAR       FOR THE YEAR
                                                           ENDED               ENDED
                                                     NOVEMBER 30, 1998   NOVEMBER 30, 1997
                                                            US $               US $
------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
 Net investment loss                                     (1,122,654)        (1,535,303)
 Net realized loss on investments and foreign
   currency transactions                                (10,658,993)        (1,559,686)
 Net change in unrealized appreciation/depreciation
   of investments and other assets and liabilities
   denominated in foreign currency                       (5,821,548)        17,401,889
------------------------------------------------------------------------------------------
 Net increase (decrease) in net assets
   resulting from operations                            (17,603,195)        14,306,900

------------------------------------------------------------------------------------------
NET ASSETS
 Beginning of year                                       91,430,063         77,123,163
------------------------------------------------------------------------------------------
 End of year                                             73,826,868         91,430,063
==========================================================================================

                 See accompanying notes to financial statements

                                   --- 15 ---

JARDINE FLEMING
INDIA FUND, INC.

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------
Selected data for a share of common stock outstanding throughout each period is presented below.

                                                            FOR THE YEAR ENDED NOVEMBER 30,              FOR THE PERIOD
                                                 -----------------------------------------------------   MARCH 3, 1994*
                                                                                                             THROUGH
                                                      1998         1997         1996          1995      NOVEMBER 30, 1994
                                                      US $         US $         US $          US $            US $
-------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                  8.09         6.82         7.74         15.41           13.95**
 Offering costs charged to additional
   paid-in capital                                       --           --           --            --           (0.10)
-------------------------------------------------------------------------------------------------------------------------
                                                       8.09         6.82         7.74         15.41           13.85

-------------------------------------------------------------------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net investment loss                                (0.10)       (0.13)       (0.14)        (0.16)          (0.08)
   Net realized and unrealized gain (loss) on
    investments and other assets and liabilities
    denominated in foreign currency                   (1.46)        1.40        (0.78)        (7.32)           1.64
-------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                     (1.56)        1.27        (0.92)        (7.48)           1.56

-------------------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS TO SHAREHOLDERS:
   From net realized gain on investments                 --           --           --         (0.12)             --
   In excess of net realized gain on investments         --           --           --         (0.07)             --
-------------------------------------------------------------------------------------------------------------------------
 Total distributions to Shareholders                     --           --           --         (0.19)             --

-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         6.53         8.09         6.82          7.74           15.41
=========================================================================================================================
MARKET PRICE, END OF PERIOD                            5.063        6.625        6.375         9.00           13.75
=========================================================================================================================
 TOTAL INVESTMENT RETURN BASED ON: (a)(b)
   Net asset value                                   (19.28)%      18.62%      (11.89)%      (48.96)%         11.26%
   Market price                                      (23.58)%       3.92%      (29.17)%      (33.48)%         (1.43)%
 RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (000 omitted)          $73,827      $91,430      $77,123       $87,479        $174,285
   Ratio of expenses to average net assets             2.81%        2.68%        3.28%         2.90%           2.29%+
   Ratio of expenses to average net assets,
    excluding interest expense                         2.77%        2.35%        2.83%         2.35%             --
   Ratio of net investment loss to average
    net assets                                        (1.32)%      (1.52)%      (1.55)%       (1.38)%         (0.75)%+
   Portfolio turnover rate                               73%          53%          81%           49%             32%

-----------
*    Commencement of operations.
** Initial public offering price of $15.00 per share net of underwriting discount of $1.05 per share.
+    Annualized.
(a) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales charges or brokerage commissions. Generally, total investment return based on net asset value will be higher than total investment return based on market price in periods where there is an increase in the discount or a decrease in the premium of the market price to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(b) Total investment return for a period of less than one year is not annualized.

     See accompanying notes to financial statements

                                   --- 16 ---

JARDINE FLEMING
INDIA FUND, INC.

Notes to Financial Statements
--------------------------------------------------------------------------------
AT NOVEMBER 30, 1998


1.  ORGANIZATION AND CAPITAL

    Jardine Fleming India Fund, Inc. (the "Fund") was incorporated in the State of Maryland on January 5, 1994 after the sale of 7,169 shares to Jardine Fleming International Management Inc. (the "Investment Adviser") and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940. The Fund commenced operations on March 3, 1994 after issuing 10,750,000 shares of common stock in its initial public offering. An additional 550,000 shares were issued in connection with the exercise of the underwriters' over-allotment option. Organizational costs of $135,644 have been deferred and are being amortized on a straight-line basis over a 60-month period from the date the Fund commenced operations.

    The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


2.  SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Fund, which are in conformity with generally accepted accounting principles.

    I)   SECURITY VALUATION

         All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if no sales price is available at that time, at the mean between the last current bid and asked prices. Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase is greater than 60 days. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

    II)  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

         Investment transactions are accounted for on the date the securities are purchased or sold (the trade date). Realized gains and losses on the sale of investments and foreign currency transactions are determined on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends which are recorded as soon after the ex-dividend date as the Fund, using reasonable diligence, becomes aware of such dividends.

    III) FOREIGN CURRENCY TRANSLATION

         The books and records of the Fund are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows:

         o investments and other assets and liabilities denominated in foreign currency at the prevailing rates of exchange on the valuation date;

         o purchases and sales of investments, income and expenses at the prevailing rates of exchange on the respective dates of such transactions.

                                   --- 17 ---

JARDINE FLEMING
INDIA FUND, INC.

Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

         The resulting net foreign currency gain or loss is included in the Statement of Operations.

         The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from fluctuations arising from changes in market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to US federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

         Net foreign currency gain (loss) from valuing foreign currency denominated assets and liabilities at the period end exchange rate is reflected as a component of net unrealized depreciation of investments and other assets and liabilities denominated in foreign currency. Net realized foreign currency gain (loss) is treated as ordinary income
         (loss) for income tax reporting purposes.


    IV)  DIVIDENDS AND DISTRIBUTIONS

         Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income or net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gain on investments. To the extent they exceed net investment income or net realized capital gain for tax purposes, they are reported as distributions of additional paid-in capital. As a result of permanent book/tax differences, $1,243,437 has been reclassified from accumulated net investment loss to additional paid-in capital relating to the net investment and net realized foreign currency loss during the year ended November 30, 1998. Net assets were not affected by this reclassification.


3.  INVESTMENT ADVISER AND ADMINISTRATORS

    I) The Investment Adviser provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement. Under this agreement, the Investment Adviser is paid a monthly fee at the annual rate of 1.35% of the Fund's average weekly net assets.

    II) Mitchell Hutchins Asset Management Inc. (the "Administrator"), a wholly-owned subsidiary of PaineWebber Incorporated ("PaineWebber"), provides administrative services to the Fund under an Administrative Services Agreement. The Fund pays the Administrator a monthly fee at the annual rate of 0.15% of the Fund's average weekly net assets up to $200 million and 0.10% of such net assets in excess of $200 million, subject to a minimum annual fee of $200,000.

         Multiconsult Ltd. (the "Mauritius Administrator") provides certain administrative services relating to the operation and maintenance of the Fund's Mauritius branch. The Mauritius Administrator is paid a monthly fee of $1,500, a quarterly fee of $1,000, and receives reimbursement for certain out-of-pocket expenses.

                                   --- 18 ---

JARDINE FLEMING
INDIA FUND, INC.

Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

4.  PORTFOLIO TRANSACTIONS

    For the year ended November 30, 1998, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $64,003,746 and $58,782,807, respectively.

    At November 30, 1998, the Fund owned securities valued at approximately $2,652,000 which were in the process of being registered in the name of the Fund. Indian securities regulations normally preclude the Fund from selling such securities until the completion of the registration process.

5.  US FEDERAL INCOMETAXES

    The Fund intends to distribute all of its taxable income and to comply with the other requirements of the US Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for US federal income taxes is required. In addition, by distributing substantially all of its net investment income, realized capital gains and certain other amounts, if any, during each calendar year, the Fund intends not to be subject to US federal excise tax.

    At November 30, 1998, the Fund had a capital loss carryforward of $66,084,000 ($17,537,219 of which expires in the year 2003, $36,718,579 in
    2004, $1,356,288 in 2005 and $10,471,914 in 2006) available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future capital gains, such gains will not be distributed.

6.  FOREIGN INCOME TAXES

    The Fund conducts its investment activities in India as a tax resident of Mauritius and expects to obtain benefits under the double taxation treaty between Mauritius and India. To obtain benefits under the double taxation treaty, the Fund must meet certain criteria and conditions including the establishment of Mauritius tax residence and related requirements. The Fund has obtained a certificate from the Mauritian authorities that it is a resident of Mauritius under the double taxation treaty between Mauritius and India. A fund which is a tax resident of Mauritius under the treaty, but has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale of securities but was subject to a 15% withholding tax on dividends declared, distributed or paid by an Indian company prior to June 1, 1997, which has been provided for by the Fund. Effective June 1, 1997, the Indian government repealed the 15% withholding tax on dividends. Under Indian tax law, no taxes shall be withheld on dividends declared, distributed or paid by an Indian company after June 1, 1997. Rather, the company distributing the dividend is liable for tax at the rate of 10% of the dividend amount. The Fund is subject to and accrues 20% Indian withholding tax on interest earned on Indian securities.

    The Fund will pay tax in Mauritius on income distributions received from the Fund's investments in India at rates which, when offset by the credit available with respect to tax withheld in India on payment of income to the Fund, will result in a net payment in Mauritius with respect to such distributions at an effective rate of approximately 1%. For the year ended November 30, 1998, no provision for Mauritian taxes is considered necessary as a result of the net investment loss incurred by the Fund.

    The foregoing is based on current interpretation and practice and is subject to future changes in Indian or Mauritian tax laws and in the tax treaty between India and Mauritius.

                                   --- 19 ---

JARDINE FLEMING
INDIA FUND, INC.

Notes to Financial Statements (concluded)
--------------------------------------------------------------------------------

7.  TRANSACTIONS WITH AFFILIATES

    The Investment Adviser, out of its advisory fee, pays PaineWebber a fee in an amount equal to 0.10% of the value of the Fund's average weekly net assets in consideration for certain consulting and support services (not including advice or recommendations regarding the purchase or sale of investments). For the year ended November 30, 1998, $85,087 was paid or accrued by the Investment Adviser to PaineWebber for such services. For the year ended November 30, 1998, the Administrator, an affiliate of PaineWebber, earned $200,000 in administration fees from the Fund.

    For the year ended November 30, 1998, the Fund paid approximately $75,678 and $2,011 in brokerage commissions to Jardine Fleming India Broking,
    (Pvt) Ltd. and Jardine Fleming Pakistan Broking (Pvt.) Ltd., respectively, affiliates of the Investment Adviser.

    The Fund has a multi-currency Revolving Credit Agreement (the "Credit Agreement"), payable on demand, with Jardine Fleming Bank Limited ("JF Bank"), an affiliate of the Investment Adviser. The maximum credit available under the Credit Agreement is the lower of $15,000,000 or 20% of the Fund's assets. Interest payments on borrowings are based on 1.75% per annum over JF Bank's cost of funds. For the year ended November 30, 1998, the weighted average interest rate paid by the Fund was 6.75% and the maximum and average amount of the loan outstanding during the borrowing period was $4,844,524 and $2,527,632, respectively. For the year ended November 30, 1998, $35,071 was paid or accrued by the Fund to JF Bank for interest under the Credit Agreement. At November 30, 1998, no amount was outstanding pursuant to the Credit Agreement. In addition, at November 30, 1998 the Fund had $35,225 in a bank account with JF Bank.

    The Fund has a multi-currency Revolving Credit Agreement (the "Agreement"), payable on demand, with Robert Fleming & Co. Limited ("RF"), an affiliate of the Investment Adviser. The maximum credit available under the Agreement is the lower of $10,000,000 or 25% of the Fund's net assets. Interest payments on borrowings are based on RF's cost of funds. During the year ended November 30, 1998, the Fund did not have any borrowings pursuant to the Agreement.


8.  CAPITAL STOCK

    There were no transactions in capital stock for the years ended November 30, 1998 and November 30, 1997.


9.  CONCENTRATION OF RISK

    Investments in India may involve certain considerations and risks not typically associated with investments in the US as a result of, among other things, the possibility of future political and economic conditions of developing countries and the level of Indian governmental supervision and regulation of its securities markets. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry or region.

                                   --- 20 ---

JARDINE FLEMING
INDIA FUND, INC.

Report of Independent Accountants
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Jardine Fleming India Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Jardine Fleming India Fund, Inc. (the "Fund") at November 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period March 3, 1994 (commencement of operations) through November 30, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York

January 21, 1999

                                   --- 21 ---

JARDINE FLEMING
INDIA FUND, INC.

Other Information
--------------------------------------------------------------------------------
Since November 30, 1997 there have been no (i) material changes in the Fund's investment objectives or policies, (ii) changes in the Fund's charter or by-laws, (iii) material changes in the principal risk factors associated with investment in the Fund, or (iv) change in the person primarily responsible for the day-to-day management of the Fund.

YEAR 2000 PROCESSING ISSUE

Many computer programs employed throughout the world use two digits rather than four to identify the year. These programs, if not adapted, may not correctly handle the change from "99" to "00" on January 1, 2000, and may not be able to perform necessary functions. The Year 2000 issue affects virtually all companies and organizations.

The Investment Adviser has advised the Fund that it has implemented and will continue to implement steps intended to ensure that its computer systems are capable of Year 2000 processing. In addition, the Fund is inquiring with third parties to assess the adequacy of their Year 2000 compliance efforts. The Fund has developed contingency plans intended to ensure that third-party noncompliance will not materially affect the Fund's operations. Based on reports provided by its service providers, the Fund does not currently anticipate that the Year 2000 issue will have an adverse effect on its ability to continue its operations.

Companies in which the Fund invests could be adversely affected by the Year 2000 issue, but the Fund cannot predict the consequential effect on its investment return. To the extent the impact on a portfolio holding is negative, the Fund's investment return could be adversely affected.

                                   --- 22 ---

JARDINE FLEMING
INDIA FUND, INC.

Dividend Reinvestment Plan
--------------------------------------------------------------------------------
The Fund operates an optional Dividend Reinvestment Plan (the "Plan") whereby:


1) shareholders may elect to receive income dividends and capital gain distributions (collectively referred to as "distributions") in the form of additional shares of the Fund (the "Share Distribution Plan").

2) shareholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by State Street Bank & Trust Company (the "Plan Agent"), as dividend paying agent.

The following should be noted with respect to the Plan:

1) The Share Distribution Plan allows you to reinvest your distributions into newly issued shares of the Fund with no brokerage charge or, if the market price of the shares on the distribution date is below their net asset value, have the Plan Agent purchase shares on your behalf in the open market at a pro rata share of the brokerage commission. Such distributions, if any, would most likely be declared in December and paid and reinvested in January. Shareholders do not pay a service charge to participate in this program.

2) Under the Share Distribution Plan, whenever the Board of Directors of the Fund declares a distribution, you will automatically receive your distribution in newly issued shares (cash will be paid in lieu of fractional shares), if the market price of the shares on the date of the distribution is at or above the net asset value ("NAV") of the shares. The number of shares to be issued to you by the Fund will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of the shares on such a distribution date is below the NAV, the Plan Agent will, as agent for the participants, purchase shares on the open market, on the New York Stock Exchange or elsewhere, for the participant's account on, or after, the payment date.

3) For US federal income tax purposes, shareholders electing to receive newly issued shares pursuant to the Share Distribution Plan will be treated as receiving income or capital gains in an amount equal to the fair market value (determined as of the payment date) of the shares received and will have a cost basis equal to such fair market value. Shareholders receiving a distribution in the form of shares purchased in the open market pursuant to the Share Distribution Plan will be treated as receiving a distribution of the cash distribution that such shareholder would have received had the shareholder not elected to have such distribution reinvested and will have a cost basis in such shares equal to the amount of such distribution.

4) There will be no brokerage charge to participants for shares issued directly by the Fund under the Share Distribution Plan. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of shares in connection with the Share Distribution Plan. The Fund will pay fees of the Plan Agent for handling the Share Distribution Plan.

5) You may terminate your account under the Share Distribution Plan by notifying the Plan Agent in writing. The Plan may be terminated by the Plan Agent or the Fund with notice to you at least 30 days prior to any record date for the payment of any distribution by the Fund. Upon any termination, the Plan Agent will deliver a certificate or certificates for the full shares held for you under the Plan and a cash adjustment for any fractional shares.

This information is only a summary. To receive a copy of the Dividend Reinvestment Plan brochure describing the full terms and conditions of the Plan, please contact the Plan Agent at the following address or call toll-free 800-426-5523.

     State Street Bank & Trust Company
     P.O. Box 8200
     Boston, MA 02266-8200
     USA

                                   --- 23 ---

DIRECTORS AND OFFICERS
-----------------------------------------------
Julian M.I. Reid -- Director & President
Jean Jocelyn de Chasteauneuf -- Director
Ashok V. Desai -- Director
A. Douglas Eu -- Director
Timothy R.H. Kimber -- Director
Ernest L. Rene Noel -- Director
Brian S. Shlissel -- Treasurer & Secretary
Stephanie M. Kleinman -- Assistant Treasurer

INVESTMENT ADVISER
-----------------------------------------------
Jardine Fleming International Management Inc.
P.O. Box 3151
Road Town, Tortola
British Virgin Islands

ADMINISTRATOR
-----------------------------------------------
Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, NY 10019
USA

MAURITIUS ADMINISTRATOR
-----------------------------------------------
Multiconsult Ltd.
P.O. Box 799
Les Jamalacs
Vieux Conseil Street
Port Louis
Mauritius

CUSTODIAN
-----------------------------------------------
Citibank, N.A.
New York:
Citicorp Center
153 East 53rd Street
New York, NY 10043
USA

India:
First Floor, Sakhar Bhawan
Nariman Point
230 Backbay Reclamation
Mumbai 400 021
India

INDEPENDENT ACCOUNTANTS
-----------------------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036
USA

LEGAL COUNSEL
-----------------------------------------------
Cleary, Gottlieb, Steen & Hamilton
New York:
1 Liberty Plaza
New York, NY 10006
USA

Hong Kong:
39/F, Bank of China Tower
1 Garden Road
Hong Kong

REGISTRAR, TRANSFER AGENT &
DIVIDEND PAYING AGENT
-----------------------------------------------
State Street Bank & Trust Company
P.O. Box 8200
Boston, MA 02266-8200
USA

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.
--------------------------------------------------------------------------------

                                JARDINE FLEMING
                                INDIA FUND, INC.

--------------------------------------------------------------------------------
                                 Annual Report
                               November 30, 1998

                                  [GRAPHIC]